[LOGO]
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                               DERIVED INFORMATION

                            $125,000,000 Certificates

                 First Greensboro Home Equity Loan Trust 1997-2
            Home Equity Loan Pass-Through Certificates, Series 1997-2

                       First Greensboro Home Equity, Inc.
                         as Sponsor and Master Servicer

[LOGO]
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                 First Greensboro Home Equity Loan Trust 1997-2
            Home Equity Loan Pass-Through Certificates, Series 1997-2

                                  $125,000,000

                 First Greensboro Home Equity Loan Trust 1997-2
            Home Equity Loan Pass-Through Certificates, Series 1997-2

Bond Structure:                                                                                            Ratings:      S&P/MDY
---------- --------------- ----------- ---------- ------------ -------------- ------------ ----------- -------------- -------------
                                                      WAL         Modified
             Approximate     Tranche               Mat./Call      Duration     Principal    Principal     Proposed      Expected
  Class      Certificate      Type       Coupon     (years)        (years)      Window        Window       Rating         Legal
   (1)         Balance         (1)       (2,3)       (4,5)          (4,5)        (to        (to Call)   S&P/MDY (6)       Final
                                                                               Maturity)
---------- --------------- ----------- ---------- ------------ -------------- ------------ ----------- -------------- -------------
   A-1      $ 47,000,000   Sequential  [TBD] %       1.13           1.05           25          25         AAA/Aaa       2/25/2012
---------- --------------- ----------- ---------- ------------ -------------- ------------ ----------- -------------- -------------
   A-2      $ 29,500,000   Sequential  [TBD] %       2.98           2.62           24          24         AAA/Aaa       6/25/2017
---------- --------------- ----------- ---------- ------------ -------------- ------------ ----------- -------------- -------------
   A-3      $ 48,500,000   Sequential  [TBD] %    7.79/7.05*     5.64/5.32*       190          69         AAA/Aaa       1/25/2028
---------- --------------- ----------- ---------- ------------ -------------- ------------ ----------- -------------- -------------
  Total     $125,000,000
========== ===============

*To Call

(1)  Class A-1 through A-3 are sequential pay classes.
(2) Payable monthly starting 1/25/98. Fixed Pass Through Rates (30/360) with accrued from 12/1/97.
(3) Class A-3 coupon is stepped up by 0.25% after the payment date on which the 10% cleanup call becomes exercisable.
(4)  Pricing Speed 100% of Prepayment Assumption (PPC) (100% Prepayment
     Assumption: (4% CPR in month 1, and an additional 1.455% ,precisely 16%/11) in each month thereafter until month 12; on and thereafter, 20% CPR).
(5) Classes A-1 and A-2 are priced to maturity. Class A-3 is priced to call. Figures run to call assumes the exercise of optional 10% cleanup call.
(6) Proposed Certificate Ratings, which are a condition to issuance, are based upon the claims paying ability of FSA.


-------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein havebeen prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

[LOGO]
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                 First Greensboro Home Equity Loan Trust 1997-2
            Home Equity Loan Pass-Through Certificates, Series 1997-2

                                  Summary Terms

Initial Purchaser:          Donaldson, Lufkin & Jenrette Securities Corporation

Sponsor and Master
Servicer:                   First Greensboro Home Equity, Inc.

Backup Servicer:            Ocwen Federal Bank F.S.B.

Trustee:                    The Chase Manhattan Bank, a New York Banking
                            Corporation (the "Trustee")

Registration:               The Certificates will be available in book-entry
                            form through DTC.

Cut-off Date:               December [1], 1997

Pricing Date:               December [ _ ], 1997

Settlement Date:            December [15], 1997

Distribution Dates:         [25]th day of each month (or the next succeeding
                            business day), beginning January [26], 1998

Certificate Ratings:        The Certificates are anticipated to be rated "Aaa"
                            by Moody's Investors Service, Inc. and "AAA" by
                            Standard & Poor's Rating Services.

Certificate Insurer:        Financial Security Assurance, Inc. (FSA), claims
                            paying ability rated Aaa/AAA by Moody's and S&P, respectively.

Optional Termination:       10% optional clean-up call (outstanding mortgage
                            pool balance is less than 10% of the initial mortgage pool balance as of the Cut-off Date).

Mortgage Loans:             Fixed and adjustable rate conventional (closed-end)
                            first and second lien home equity mortgage loans, representing approximately 94.33% and 5.67%, respectively, of the mortgage loan pool balance as of the Statistical Calculation Date.

Subsequent Loans /          It is anticipated that no more than [20]% of the
Pre-Funding:                proceeds from the issuance of Class A certificates
                            will be utilized by the Trust to purchase additional fixed rate and adjustable rate loans on or after the

                            Closing Date.

ERISA Eligibility:          Subject to the considerations and conditions
                            described in the Prospectus and Prospectus
                            Supplement. It is expected that the Certificates may be purchased by employee benefit plans that are subject to ERISA.

SMMEA Treatment:            The Certificates will not constitute "mortgage
                            related securities" for purposes of SMMEA.

Taxation:                   REMIC

Credit Enhancement:         Overcollateralization and a 100% Surety Wrap
                            provided by FSA.

-------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein havebeen prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

[LOGO]
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                 First Greensboro Home Equity Loan Trust 1997-2
            Home Equity Loan Pass-Through Certificates, Series 1997-2

                                  Bond Summary

Class A-1 (Maturity)
----------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0% PPC        50% PPC       75% PPC       100% PPC      150% PPC       200% PPC
Implied Seasoned CPR                 0%            10%           15%            20%           30%           40%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 7.17          1.81           1.37          1.13          0.87           0.74
Modified Duration (yrs.)            5.18          1.63           1.26          1.05          0.82           0.70
First Principal Payment Date      1/25/98        1/25/98       1/25/98        1/25/98       1/25/98       1/25/98
Last Principal Payment Date       3/25/11        9/25/01       8/25/00        1/25/00       6/25/99       3/25/99
Payment Window (mos.)               159            45             32            25            18             15
Yield @ 100.00000                  6.769          6.579         6.497          6.426         6.308         6.211

Class A-2 (Maturity)
----------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0% PPC        50% PPC       75% PPC       100% PPC      150% PPC       200% PPC
Implied Seasoned CPR                 0%            10%           15%            20%           30%           40%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                15.82          5.35           3.83          2.98          2.07           1.61
Modified Duration (yrs.)            9.45          4.35           3.27          2.62          1.88           1.48
First Principal Payment Date      3/25/11        9/25/01       8/25/00        1/25/00       6/25/99       3/25/99
Last Principal Payment Date       9/25/16        2/25/05       2/25/03       12/25/01       8/25/00       12/25/99
Payment Window (mos.)                67            42             31            24            15             10
Yield @ 100.00000                  6.788          6.732         6.698          6.664         6.597         6.533

Class A-3 (Maturity)
----------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0% PPC        50% PPC       75% PPC       100% PPC      150% PPC       200% PPC
Implied Seasoned CPR                 0%            10%           15%            20%           30%           40%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                23.91          13.13          9.92          7.79          5.29           3.89
Modified Duration (yrs.)           11.22          8.07           6.70          5.64          4.18           3.24
First Principal Payment Date      9/25/16        2/25/05       2/25/03       12/25/01       8/25/00       12/25/99
Last Principal Payment Date       10/25/27       4/25/25       7/25/21        9/25/17      12/25/11       4/25/08
Payment Window (mos.)               134            243           222            190           137           101
Yield @ 100.00000                  7.093          7.083         7.075          7.065         7.039         7.009


-------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein havebeen prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

[LOGO]
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                 First Greensboro Home Equity Loan Trust 1997-2
            Home Equity Loan Pass-Through Certificates, Series 1997-2


                                  Bond Summary

Class A-3 (To Call)
----------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0% PPC        50% PPC       75% PPC       100% PPC      150% PPC       200% PPC
Implied Seasoned CPR                 0%            10%           15%            20%           30%           40%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                23.51          12.19          9.08          7.05          4.76           3.50
Modified Duration (yrs.)           11.16          7.83           6.41          5.32          3.89           2.99
First Principal Payment Date      9/25/16        2/25/05       2/25/03       12/25/01       8/25/00       12/25/99
Last Principal Payment Date       9/25/24        2/25/14       5/25/10        8/25/07       6/25/04        9/25/02
Payment Window (mos.)                97            109            88            69            47             34
Yield @ 100.00000                  7.092          7.074         7.061          7.046         7.013         6.977

-------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein havebeen prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

[LOGO]
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                 First Greensboro Home Equity Loan Trust 1997-2
            Home Equity Loan Pass-Through Certificates, Series 1997-2


The information presented below represents the characteristics of the mortgage loans as of a Statistical Calculation Date which are expected to be sold to the Trust. The total outstanding principal balance of the loans expected to be delivered prior to the Closing Date are anticipated to be no less than 80% of the Initial Principal Balance of the Class A Certificates. The remaining 20% of the mortgage loans (the "Subsequent Loans") are expected to be delivered by the Sponsor within one month of closing.

Collateral Summary - Fixed and Adjustable Rate Home Equity Loan Characteristics

Total Number of Loans                                  1,856
Total Outstanding Loan Balance             $  100,663,711.93                                  Fixed Rate           94.33%
    Level Pay (% of Total)                            92.14%                             Adjustable Rate            5.67%
    Balloon Loans (% of Total)                         2.19%
    Arm Adjustment Type*:                             "2/28"
                                                     -------
                                                     100.00%
                                                                                                      Min              Max
                                                                                        ----------------------------------
Average Loan Original Balance              $        54,313.81                               $    5,000.00    $  211,500.00
Average Loan Current Balance               $        54,236.91                               $    4,987.94    $  211,500.00
Weighted Average Combined LTV                          77.88%                                      15.96%          100.00%
Weighted Average Coupon                                11.15%                                       7.95%           18.00%
Weighted Average Gross Margin*                          7.48%                                       5.65%           10.28%
Weighted Average Gross Life Cap*                       16.30%                                      14.75%           19.10%
Weighted Average Minimum Rate*                         10.30%                                       8.75%           13.10%
Weighted Average Periodic Cap*                          1.00%                                       1.00%            1.00%
Weighted Average First Adj. Cap*                        3.00%                                       3.00%            3.00%
Weighted Average Rem Term to Mat (months)               280.2                                          46              360
Weighted Average Seasoning (months)                       1.2                                           0               13
Weighted Average Original Term (months)                 281.4                                          48              360

Range of Original Terms                             Level Pay         100.00%                    Balloons          100.00%
                                           ----------------------------------          -----------------------------------
                                                     0+ to 60           0.37%                    0+ to 60            2.34%
                                                   60+ to 120           2.58%                 120+ to 180           97.66%
                                                  120+ to 180          16.60%
                                                  180+ to 240          16.91%
                                                  240+ to 300          30.77%
                                                  300+ to 360          32.77%

Index*                                          6 Month LIBOR         100.00%


Lien Position                                       1st  Lien          94.67%
                                                    2nd  Lien           5.33%

Occupancy Status                               Owner Occupied          96.62%
                                           Non-Owner Occupied           3.38%

* Assumes characteristics for Adjustable Rate loans only.

-------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein havebeen prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

[LOGO]
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                 First Greensboro Home Equity Loan Trust 1997-2
            Home Equity Loan Pass-Through Certificates, Series 1997-2

Collateral Summary - Fixed and Adjustable Rate Home Equity Loan Characteristics (continued)

Geographic Concentration                                   NC          36.79%                          GA            5.19%
(states not listed individually account for                VA          21.18%                          SC            5.16%
Less than 5% of the pool balance)                          AR           8.15%                          UT            5.12%

Credit Quality                                              A          52.05%                           C           14.44%
(per Issuer's underwriting guidelines)                      B          30.71%                           D            2.80%

-------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein havebeen prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

[LOGO]
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                 First Greensboro Home Equity Loan Trust 1997-2
            Home Equity Loan Pass-Through Certificates, Series 1997-2


    Detailed Collateral Summary - Fixed and Adjustable Rate Home Equity Loan
                                Characteristics

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Loan Count       Loan Balance  Percent of Total
                                                                                     ----------       ------------  ----------------
Original Balance                      0.00+           to          25,000.00                 284       4,944,398.19              4.91
                                      25,000.00+      to          50,000.00                 628      24,298,699.04             24.14
                                      50,000.00+      to          75,000.00                 619      37,738,086.66             37.49
                                      75,000.00+      to         100,000.00                 186      16,055,972.48             15.95
                                      100,000.00+     to         125,000.00                  85       9,466,520.58              9.40
                                      125,000.00+     to         150,000.00                  35       4,713,753.95              4.68
                                      150,000.00+     to         175,000.00                   6         973,686.88              0.97
                                      175,000.00+     to         200,000.00                  10       1,844,250.65              1.83
                                      200,000.00+     to         225,000.00                   3         628,343.50              0.62
                                      ----------------------------------------------------------------------------------------------
                                                            Total                         1,856     100,663,711.93            100.00

Current Balance                       0.00+           to          25,000.00                 284       4,944,398.19              4.91
                                      25,000.00+      to          50,000.00                 629      24,348,672.04             24.19
                                      50,000.00+      to          75,000.00                 619      37,762,576.98             37.51
                                      75,000.00+      to         100,000.00                 185      15,981,509.16             15.88
                                      100,000.00+     to         125,000.00                  86       9,591,509.91              9.53
                                      125,000.00+     to         150,000.00                  34       4,588,764.62              4.56
                                      150,000.00+     to         175,000.00                   6         973,686.88              0.97
                                      175,000.00+     to         200,000.00                  10       1,844,250.65              1.83
                                      200,000.00+     to         225,000.00                   3         628,343.50              0.62
                                      ----------------------------------------------------------------------------------------------
                                                            Total                         1,856     100,663,711.93            100.00

Interest Rate                         7.000+          to               8.00                   1          23,550.00              0.02
                                      8.000+          to               9.00                 104       8,128,454.71              8.07
                                      9.000+          to              10.00                 413      23,959,104.65             23.80
                                      10.000+         to              11.00                 381      24,164,664.44             24.01
                                      11.000+         to              12.00                 353      19,390,669.67             19.26
                                      12.000+         to              13.00                 300      14,278,535.87             14.18
                                      13.000+         to              14.00                 151       6,130,540.72              6.09
                                      14.000+         to              15.00                  68       2,200,335.02              2.19
                                      15.000+         to              16.00                  64       1,681,630.45              1.67
                                      16.000+         to              17.00                  15         477,270.59              0.47
                                      17.000+         to              18.00                   6         228,955.81              0.23
                                      ----------------------------------------------------------------------------------------------

                                                            Total                         1,856     100,663,711.93            100.00

-------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein havebeen prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

[LOGO]
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                 First Greensboro Home Equity Loan Trust 1997-2
            Home Equity Loan Pass-Through Certificates, Series 1997-2


    Detailed Collateral Summary - Fixed and Adjustable Rate Home Equity Loan
                                Characteristics

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Loan Count       Loan Balance  Percent of Total
                                                                                     ----------       ------------  ----------------
Combined LTV                          15.00+          to              20.00                   6          98,039.87              0.10
                                      20.00+          to              25.00                   7         130,057.17              0.13
                                      25.00+          to              30.00                   8         221,815.75              0.22
                                      30.00+          to              35.00                  11         303,632.26              0.30
                                      35.00+          to              40.00                  14         563,432.08              0.56
                                      40.00+          to              45.00                  15         447,671.17              0.44
                                      45.00+          to              50.00                  31       1,040,230.77              1.03
                                      50.00+          to              55.00                  22         937,764.82              0.93
                                      55.00+          to              60.00                  40       1,966,628.08              1.95
                                      60.00+          to              65.00                  55       2,484,718.78              2.47
                                      65.00+          to              70.00                 141       6,545,855.19              6.50
                                      70.00+          to              75.00                 234      12,273,573.68             12.19
                                      75.00+          to              80.00                 810      47,695,291.96             47.38
                                      80.00+          to              85.00                 261      18,050,148.33             17.93
                                      85.00+          to              90.00                  81       5,245,153.87              5.21
                                      90.00+          to              95.00                  36         967,295.57              0.96
                                      95.00+          to             100.00                  84       1,692,402.58              1.68
                                      ----------------------------------------------------------------------------------------------
                                                            Total                         1,856     100,663,711.93            100.00

Original Term                         0+              to              60.00                  11         418,917.10              0.42
                                      60+             to             120.00                  80       2,539,749.99              2.52
                                      120+            to             180.00                 482      18,499,171.38             18.38
                                      180+            to             240.00                 322      16,649,548.31             16.54
                                      240+            to             300.00                 515      30,293,408.91             30.09
                                      300+            to             360.00                 446      32,262,916.24             32.05
                                      ----------------------------------------------------------------------------------------------
                                                            Total                         1,856     100,663,711.93            100.00

Remaining Term                        0+              to              60.00                  11         418,917.10              0.42
                                      60+             to             120.00                  80       2,539,749.99              2.52
                                      120+            to             180.00                 482      18,499,171.38             18.38
                                      180+            to             240.00                 322      16,649,548.31             16.54
                                      240+            to             300.00                 515      30,293,408.91             30.09
                                      300+            to             360.00                 446      32,262,916.24             32.05
                                      ----------------------------------------------------------------------------------------------

                                                            Total                         1,856     100,663,711.93            100.00

-------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein havebeen prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

[LOGO]
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                 First Greensboro Home Equity Loan Trust 1997-2
            Home Equity Loan Pass-Through Certificates, Series 1997-2


    Detailed Collateral Summary - Fixed and Adjustable Rate Home Equity Loan
                                Characteristics

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Loan Count       Loan Balance  Percent of Total
                                                                                     ----------       ------------  ----------------
State                                 AR                                                    202       8,202,620.03              8.15
                                      CO                                                      2         193,396.87              0.19
                                      FL                                                     24       1,179,568.71              1.17
                                      GA                                                     87       5,227,424.07              5.19
                                      ID                                                     13       1,020,789.28              1.01
                                      IL                                                     30       1,597,965.26              1.59
                                      IN                                                      5         258,630.45              0.26
                                      KS                                                      8         433,748.31              0.43
                                      MO                                                     51       2,481,734.83              2.47
                                      MS                                                     19         920,007.30              0.91
                                      MT                                                      1          45,132.98              0.04
                                      NC                                                    653      37,036,332.99             36.79
                                      NM                                                      2         176,090.60              0.17
                                      OK                                                     72       3,016,443.99              3.00
                                      OR                                                      7         875,782.08              0.87
                                      SC                                                    104       5,195,600.14              5.16
                                      TN                                                     73       4,242,319.15              4.21
                                      TX                                                     19         773,288.18              0.77
                                      UT                                                     63       5,154,255.84              5.12
                                      VA                                                    396      21,316,289.94             21.18
                                      WA                                                      3         340,375.95              0.34
                                      WI                                                      3          89,874.05              0.09
                                      WV                                                     18         847,803.29              0.84
                                      WY                                                      1          38,237.64              0.04
                                      ----------------------------------------------------------------------------------------------
                                                            Total                         1,856     100,663,711.93            100.00

Product Type                          2/28                                                   58       5,707,627.98              5.67
                                      Balloon Loan                                           34       2,202,980.64              2.19
                                      Level Pay                                           1,764      92,753,103.31             92.14
                                      ----------------------------------------------------------------------------------------------
                                                            Total                         1,856     100,663,711.93            100.00

Gross Margin                          5.50+           to               6.00                   4         501,282.29              8.78
                                      6.00+           to               6.50                   5         586,125.42             10.27
                                      6.50+           to               7.00                   6         513,830.34              9.00

                                      7.00+           to               7.50                  10       1,157,470.50             20.28

-------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein havebeen prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

[LOGO]
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                 First Greensboro Home Equity Loan Trust 1997-2
            Home Equity Loan Pass-Through Certificates, Series 1997-2


    Detailed Collateral Summary - Fixed and Adjustable Rate Home Equity Loan
                                Characteristics

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Loan Count       Loan Balance  Percent of Total
                                                                                     ----------       ------------  ----------------
Gross Margin (cont'd)                 7.50+           to               8.00                  13        1,437,164.18            25.18
                                      8.00+           to               8.50                  13          994,906.34            17.43
                                      8.50+           to               9.00                   4          336,951.29             5.90
                                      9.00+           to               9.50                   1          101,147.62             1.77
                                      9.50+           to              10.00                   1           35,000.00             0.61
                                      10.00+          to              10.50                   1           43,750.00             0.77
                                      ----------------------------------------------------------------------------------------------
                                                            Total                            58        5,707,627.98           100.00

Maximum Rate                          14.50+          to              15.00                   4          592,561.19            10.38
                                      15.00+          to              15.50                   4          365,157.26             6.40
                                      15.50+          to              16.00                  12        1,358,858.05            23.81
                                      16.00+          to              16.50                  12        1,011,006.31            17.71
                                      16.50+          to              17.00                  13        1,390,731.97            24.37
                                      17.00+          to              17.50                   8          726,258.20            12.72
                                      17.50+          to              18.00                   2           83,157.38             1.46
                                      18.00+          to              18.50                   1          101,147.62             1.77
                                      18.50+          to              19.00                   1           35,000.00             0.61
                                      19.00+          to              19.50                   1           43,750.00             0.77
                                      ----------------------------------------------------------------------------------------------
                                                            Total                            58        5,707,627.98           100.00

Minimum Rate                          8.50+           to               9.00                   4          592,561.19            10.38
                                      9.00+           to               9.50                   4          365,157.26             6.40
                                      9.50+           to              10.00                  12        1,358,858.05            23.81
                                      10.00+          to              10.50                  12        1,011,006.31            17.71
                                      10.50+          to              11.00                  13        1,390,731.97            24.37
                                      11.00+          to              11.50                   8          726,258.20            12.72
                                      11.50+          to              12.00                   2           83,157.38             1.46
                                      12.00+          to              12.50                   1          101,147.62             1.77
                                      12.50+          to              13.00                   1           35,000.00             0.61
                                      13.00+          to              13.50                   1           43,750.00             0.77
                                      ----------------------------------------------------------------------------------------------
                                                            Total                            58        5,707,627.98           100.00



-------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein havebeen prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

[LOGO]
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                 First Greensboro Home Equity Loan Trust 1997-2
            Home Equity Loan Pass-Through Certificates, Series 1997-2


    Detailed Collateral Summary - Fixed and Adjustable Rate Home Equity Loan
                                Characteristics

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Loan Count       Loan Balance  Percent of Total
                                                                                     ----------       ------------  ----------------
Periodic Cap                                     1.00                                        58       5,707,627.98            100.00
                                     -----------------------------------------------------------------------------------------------
                                                            Total                            58       5,707,627.98            100.00

Initial Cap                                      3.00                                        58       5,707,627.98            100.00
                                     -----------------------------------------------------------------------------------------------
                                                            Total                            58       5,707,627.98            100.00

Index                                6 Month LIBOR                                           58       5,707,627.98            100.00
                                     -----------------------------------------------------------------------------------------------
                                                            Total                            58       5,707,627.98            100.00

Rate Adjustment Frequency                           6                                        58       5,707,627.98            100.00
                                     -----------------------------------------------------------------------------------------------
                                                            Total                            58       5,707,627.98            100.00

-------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein havebeen prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and

any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.